ESS TECH, INC.

AMENDMENT NO. 2 TO PROMISSORY NOTE

This Amendment No. 2 to that certain Promissory Note (this “Amendment”) is effective as of December 4, 2025 by and between ESS Tech, Inc., a Delaware corporation (the “Company”) and YA II PN, LTD., a Cayman Islands exempt limited company, or its registered assigns (the “Holder”). Each such person is referred to herein as a “Party” and, collectively, such persons are referred to herein as the “Parties.”

RECITALS

A.Reference is made to that certain Promissory Note, dated as of October 14, 2025, by and between the Parties (as amended by Amendment No. 1 to Promissory Note, effective as of October 31, 2025, the “Note”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Note.

B.In accordance with Section 11 of the Note, the Parties desire to enter into this Amendment for purposes of amending the Note as set forth herein.

C.This Amendment shall be effective upon the mutual execution by the Parties.

Now, therefore, in consideration of the premises and the mutual premises set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.Amendment of the Note.

a.Section 1(a)(ii) of the Note is hereby amended and restated to read as follows:

“Subject to the satisfaction (or waiver) of the conditions set forth in Section (4)(b) below, on the date in which all the conditions in Section (4)(b) below are satisfied (or waived) (such date being the “Second Tranche Date”), the Holder shall pay to the Company an amount equal to $10,000,000, less a discount equal to the Original Issue Discount, in immediately available funds to an account designated by the Company in writing as set forth on a closing statement to be signed on the date of the Second Tranche Date. The Company acknowledges and agrees that the Original Issue Discount (i) shall not be funded but shall be deemed to be fully earned upon the Second Tranche Date, and (ii) shall not reduce the principal amount of the Note. The Second Tranche Date shall not be later than February 28, 2026.”

b.Section 4(b)(ix) of the Note is hereby amended and restated to read as follows:

“(A) the principal amount outstanding under Tranche One is equal to or less than $7,000,000, and (B) the Company (i) has entered into a customary sales agreement with Yorkville Securities, LLC (“Yorkville Securities”), for the potential issuance and sale of shares of common stock in an “at the market offering” as defined in Rule 415 of the Securities Act, with Yorkville serving as sole executing agent and receiving no less than

60% of the total commissions to be paid by the Company on sales of the Company’s common stock under the ATM Offering, and (ii) has filed a prospectus supplement pursuant thereto.”

2.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Note are and shall remain in full force and effect and are hereby ratified and confirmed by the Company. The amendment contained herein shall not be construed as a waiver or amendment of any other provision of the Note or for any purpose except as expressly set forth herein, or a consent to any further or future action on the part of the Company that would require the waiver or consent of the Holder.
3.Representations and Warranties. The Company hereby represents and warrants to the Holder (before and after giving effect to this Amendment) that:
(a)This Amendment has been duly executed and delivered on behalf of the Company. This Amendment together with the Note constitutes the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(b)Each of the representations and warranties made by the Company herein and the Note is true and correct in all material respects on and as of the date hereof, as if made on and as of the date hereof (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date); and
(c)No Event of Default has occurred and is continuing, or will result from this Amendment.
4.Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the Company, the Holder, and each of their respective permitted successors and assigns.
5.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
6.Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

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This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

COMPANY:

ESS TECH, INC.

By: /s/ Kelly F. Goodman_______
Name: Kelly F. Goodman
Title: Interim Chief Executive Officer

[Signature Page to Amendment No. 1 to Promissory Note]

This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

HOLDER:

YA II PN, LTD

By: Yorkville Advisors Global, LP
Its: Investment Manager

    By: Yorkville Advisors Global II, LLC
    Its: General Partner

By: /s/ Matt Beckman__________________
Name: Matt Beckman
Title: Member

Date: December 4, 2025

[Signature Page to Amendment No. 1 to Promissory Note]